Exhibit 99.1(a)

Consent of Director Nominee

The undersigned hereby consents to being named in the registration statement on Form S-1 and in all subsequent amendments and post-effective amendments or supplements thereto and in any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Registration Statement”) of InnovAge Holding Corp., a Delaware corporation (the “Company”), as an individual to become a director of the Company and to the inclusion of his biographical and other information in the Registration Statement. The undersigned also hereby consents to being named in any registration statement on Form S-8 filed by the Company that incorporates by references the prospectus forming part of the Registration Statement.

/s/ John Ellis Bush
Name: John Ellis Bush
Date: February 8, 2020

Exhibit 99.1(b)

Consent of Director Nominee

The undersigned hereby consents to being named in the registration statement on Form S-1 and in all subsequent amendments and post-effective amendments or supplements thereto and in any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Registration Statement”) of InnovAge Holding Corp., a Delaware corporation (the “Company”), as an individual to become a director of the Company and to the inclusion of his biographical and other information in the Registration Statement. The undersigned also hereby consents to being named in any registration statement on Form S-8 filed by the Company that incorporates by references the prospectus forming part of the Registration Statement.

/s/ Andrew Cavanna
Name: Andrew Cavanna
Date: February 8, 2020

Exhibit 99.1(c)

Consent of Director Nominee

The undersigned hereby consents to being named in the registration statement on Form S-1 and in all subsequent amendments and post-effective amendments or supplements thereto and in any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Registration Statement”) of InnovAge Holding Corp., a Delaware corporation (the “Company”), as an individual to become a director of the Company and to the inclusion of his biographical and other information in the Registration Statement. The undersigned also hereby consents to being named in any registration statement on Form S-8 filed by the Company that incorporates by references the prospectus forming part of the Registration Statement.

/s/ Caroline Dechert
Name: Caroline Dechert
Date: February 8, 2020

Exhibit 99.1(d)

Consent of Director Nominee

The undersigned hereby consents to being named in the registration statement on Form S-1 and in all subsequent amendments and post-effective amendments or supplements thereto and in any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Registration Statement”) of InnovAge Holding Corp., a Delaware corporation (the “Company”), as an individual to become a director of the Company and to the inclusion of his biographical and other information in the Registration Statement. The undersigned also hereby consents to being named in any registration statement on Form S-8 filed by the Company that incorporates by references the prospectus forming part of the Registration Statement.

/s/ Edward Kennedy, Jr.
Name: Edward Kennedy, Jr.
Date: February 8, 2020

Exhibit 99.1(e)

Consent of Director Nominee

The undersigned hereby consents to being named in the registration statement on Form S-1 and in all subsequent amendments and post-effective amendments or supplements thereto and in any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Registration Statement”) of InnovAge Holding Corp., a Delaware corporation (the “Company”), as an individual to become a director of the Company and to the inclusion of his biographical and other information in the Registration Statement. The undersigned also hereby consents to being named in any registration statement on Form S-8 filed by the Company that incorporates by references the prospectus forming part of the Registration Statement.

/s/ Pavithra Mahesh
Name: Pavithra Mahesh
Date: February 8, 2020

Exhibit 99.1(f)

Consent of Director Nominee

The undersigned hereby consents to being named in the registration statement on Form S-1 and in all subsequent amendments and post-effective amendments or supplements thereto and in any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Registration Statement”) of InnovAge Holding Corp., a Delaware corporation (the “Company”), as an individual to become a director of the Company and to the inclusion of his biographical and other information in the Registration Statement. The undersigned also hereby consents to being named in any registration statement on Form S-8 filed by the Company that incorporates by references the prospectus forming part of the Registration Statement.

/s/ Thomas Scully
Name: Thomas Scully
Date: February 8, 2020

Exhibit 99.1(g)

Consent of Director Nominee

The undersigned hereby consents to being named in the registration statement on Form S-1 and in all subsequent amendments and post-effective amendments or supplements thereto and in any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Registration Statement”) of InnovAge Holding Corp., a Delaware corporation (the “Company”), as an individual to become a director of the Company and to the inclusion of his biographical and other information in the Registration Statement. The undersigned also hereby consents to being named in any registration statement on Form S-8 filed by the Company that incorporates by references the prospectus forming part of the Registration Statement.

/s/ Marilyn Tavanner
Name: Marilyn Tavenner
Date: February 8, 2020

Exhibit 99.1(h)

Consent of Director Nominee

The undersigned hereby consents to being named in the registration statement on Form S-1 and in all subsequent amendments and post-effective amendments or supplements thereto and in any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Registration Statement”) of InnovAge Holding Corp., a Delaware corporation (the “Company”), as an individual to become a director of the Company and to the inclusion of his biographical and other information in the Registration Statement. The undersigned also hereby consents to being named in any registration statement on Form S-8 filed by the Company that incorporates by references the prospectus forming part of the Registration Statement.

/s/ Sean Traynor
Name: Sean Traynor
Date: February 8, 2020

Exhibit 99.1(i)

Consent of Director Nominee

The undersigned hereby consents to being named in the registration statement on Form S-1 and in all subsequent amendments and post-effective amendments or supplements thereto and in any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Registration Statement”) of InnovAge Holding Corp., a Delaware corporation (the “Company”), as an individual to become a director of the Company and to the inclusion of his biographical and other information in the Registration Statement. The undersigned also hereby consents to being named in any registration statement on Form S-8 filed by the Company that incorporates by references the prospectus forming part of the Registration Statement.

/s/ Richard Zoretic
Name: Richard Zoretic
Date: February 8, 2020